FORM 3 JOINT FILER INFORMATION

Name:  Geoffrey T. Crowley

Address:  W6390 Challenger Drive, Suite 203, Outagamie Airport,
          Appleton, Wisconsin 54914

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group Inc. (LCC)

Date of Event:	September 27, 2005

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Signature:  /s/ Geoffrey T. Crowley



Name:  William P. Jordan

Address:  W6390 Challenger Drive, Suite 203, Outagamie Airport,
          Appleton, Wisconsin 54914

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group Inc. (LCC)

Date of Event:	September 27, 2005

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Signature:  /s/ William P. Jordan



Name:  Patrick J. Thompson

Address:  W6390 Challenger Drive, Suite 203, Outagamie Airport,
          Appleton, Wisconsin 54914

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group Inc. (LCC)

Date of Event:	September 27, 2005

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Signature:  /s/ Patrick J. Thompson



Name:  Richard A. Bartlett

Address:  520 Madison Avenue, 40th Floor,
          New York, New York 10022

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group Inc. (LCC)

Date of Event:	September 27, 2005

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Relationship of Reporting
Person to Issuer:  A Director as of September 29, 2005

Signature:  /s/ Richard A. Bartlett



Name:  Jerry M. Seslowe

Address:  520 Madison Avenue, 40th Floor,
          New York, New York 10022

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group Inc. (LCC)

Date of Event:	September 27, 2005

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Signature:  /s/	Jerry M. Seslowe



Name:	John C. Shaw

Address:  520 Madison Avenue, 40th Floor,
          New York, New York 10022

Designated Filer:  Eastshore Aviation, LLC

Issuer & Ticker Symbol:	US Airways Group Inc. (LCC)

Date of Event:	September 27, 2005

Ownership Form:	Indirect (through Eastshore Aviation, LLC)

Signature:  /s/ John C. Shaw